WORLD HEADQUARTERS
[ROHN INDUSTRIES LOGO]                                 6718 W. Plank Rd.
                                                       Peoria, IL 61604 USA
                                                       Ph: 309-697-4400
                                                       FAX: 309-697-5612

                           FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:
John B. Austin
Treasurer
(309) 633-6846
john.austin@rohnnet.com


            ROHN APPOINTS JOHN W. CASTLE CHIEF FINANCIAL OFFICER

PEORIA, IL, FEBRUARY 14, 2003 - ROHN Industries, Inc. (NASDAQ: ROHN), a provider of infrastructure equipment to the telecommunications industry, announced today that John W. Castle has joined the company as Vice President and Chief Financial Officer, effective today. Castle replaces Alan R. Dix, who resigned as Chief Financial Officer effective January 17, 2003. Castle will be based at ROHN's Frankfort, Indiana facilities, where ROHN is consolidating its manufacturing operations.

     Castle, a certified public accountant, was most recently a member of Paxton Associates, LLC, a consulting firm based in Batavia, Ohio, where he focused on operational and financial assessments of corporate acquisition candidates. Prior to joining Paxton Associates, Castle was the Vice President, Treasurer and Corporate Controller for Texlon Corporation, a manufacturer of handheld computers based in Milford, Ohio. Castle has also held accounting and finance positions at Mosler, Inc., Western Atlas - Material Handling Systems and Litton Industries, Inc. Castle received a Masters in Business Administration from Xavier University and a Bachelor of Science in Accounting from Eastern Illinois University.

     Horace Ward, ROHN's Chief Executive Officer said "John will be a key addition to our management team. John's financial and accounting experience will be valuable to ROHN as we continue to consolidate our operations in Frankfort, Indiana and seek to improve our financial condition and performance to enable us to continue to serve our customers."

     ROHN Industries, Inc. is a manufacturer and installer of telecommunications infrastructure equipment for the wireless industry. Its products are used in cellular, PCS, radio and television broadcast markets. The company's products and services include towers, design and construction, poles and antennae mounts. ROHN has ongoing manufacturing locations in Peoria, Illinois and Frankfort, Indiana along with a sales office in Mexico City, Mexico.


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Statements in this press release include "forward-looking statements"
within the meaning of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 and other related laws, and include, but are not limited to, those statements relating to sales and earning expectations, expected demand and other statements of outlook. The actual results and effects could differ materially from those currently anticipated in our forward-looking statements. Factors and risks that could cause such differences include, but are not limited to: wireless and fiber optic communications industry capital spending; the ability of our customers to secure adequate financing; elections by customers to terminate or delay previously placed orders; the effects of competition, particularly on pricing and margins; our implementation of our growth objectives in foreign markets; our indebtedness, which could restrict our operations, making us more vulnerable to adverse economic conditions and making it more difficult for us to implement our business strategy; liquidity problems that confront or may confront us; our inability to obtain bonding required for certain customer contracts or potential contracts; liabilities arising from an engineering problem with our internal flange poles and a testing and repair program undertaken by the Company in connection with that problem; unexpected problems and costs we may encounter or incur in consolidating our manufacturing operations at our facilities in Frankfort, Indiana; and our Commonwealth of Pennsylvania construction project staying on its currently anticipated schedule; and regulatory changes affecting our industry. The cautionary statement contained in Exhibit 99.1 to ROHN's Form 10-K is incorporated herein by reference. Our forward-looking statements are given as of the date of this release and we are not undertaking any duty or obligation to update these statements publicly as a result of new information, future events or otherwise.